PAGE 1
--------------------------------------
Keystone Tax Free Income Fund
Seeks highest possible current income, exempt from federal income taxes, while preserving capital by investing in high quality municipal bonds.

Dear Shareholder:

We are writing to report to you on the activities in Keystone Tax Free Income Fund for the twelve-month period which ended November 30, 1996. Following this letter, we have included a discussion with your Fund's manager discussing portfolio strategy.

Performance

Your Fund provided the following returns, including both price changes and reinvestment of dividends, for the twelve-month period:

    Class A shares returned 3.83%,

    Class B shares returned 2.99%, and

    Class C shares returned 2.99%.

     The Lehman Municipal Bond Index--a widely recognized benchmark of municipal bond performance--returned 5.88% for the same twelve-month period.

     We believe the Fund performed satisfactorily, given the uncertainty in the markets and the Fund's conservative, quality-oriented investment style.

Adjustments and Resolutions

The environment for municipal bonds underwent a series of adjustments over the past twelve months. At the beginning of this reporting period, market sentiment was driven by an outlook for slow economic growth, low inflation and the possibility of tax reform. The prospect of tax-law changes created uncertainty and limited the performance of municipal bonds in late 1995 and early 1996, however, prices continued to rise because investors anticipated a favorable economic and interest rate climate.

     In February 1996, the trend of interest rates underwent a sharp and rapid reversal. Reports of strength in employment stimulated investors' concerns about robust economic growth and future inflation. Investors revised their interest rate outlooks, waiting for longer-term trends to appear. During this transitional period, volatility characterized the fixed-income markets, in general.

     By mid-year, the economy was confirmed to be growing at a moderate pace and inflation remained well-contained. Enactment of tax-reform now became viewed as unlikely. With these uncertainties resolved, investors became more confident that a steadier investment climate could prevail. The tax-exempt sector regained stability and then began to gather strength, with yields eventually returning to levels that rivaled those of a year ago.

Market strategy

We employed several strategies to guide your Fund through this challenging investment period. We improved the portfolio's quality and maintained an emphasis on call protection. We also made adjustments to your Fund's average maturity in accordance with our interest rate outlook. The market's uncertainty and volatility made the timing of these adjustments unusually critical; and we believe this had an adverse effect on your Fund's total return. We have witnessed a more positive trend over the past few months, and we are pleased with the Fund's progress during this time.

     At the end of the reporting period, your Fund's average quality was AA- and the average maturity of its portfolio was 18 1/2 years.

                                 --continued--

PAGE 2
--------------------------------------
Keystone Tax Free Income Fund


Outlook

As we approach 1997, the stage appears to be set for the continuation of moderate economic growth and low inflation. We believe this should help to provide a relatively stable interest rate climate, with yields trading within a narrow range. In light of the recent rally made by the municipal bond market, we would anticipate that over the coming months, much of the Fund's total return will result from income as opposed to price appreciation.

     We are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union, based in Charlotte, N.C., is the nation's sixth largest bank holding company with assets of approximately $130 billion. Keystone Investment Management Company will continue to be the investment adviser, responsible for managing your Fund's portfolio. Your Fund will continue to be managed with the same style and philosophy as in the past. First Union also owns another mutual fund management company, Evergreen Asset Management Corp. Together, Evergreen and Keystone manage approximately $30 billion in assets. Some services will now be conducted under the "Evergreen Keystone Funds" umbrella.

     We believe the partnership between Evergreen and Keystone will strengthen our ability to offer you outstanding investment management services.

     We appreciate your continued support of Keystone funds. If you have any questions or comments about your investment, please feel free to write to us.



Sincerely,


/s/ Albert H. Elfner, III
Albert H. Elfner, III
Chairman
Keystone Investment Management Company


/s/ George S. Bissell
George S. Bissell
Chairman of the Board
Keystone Funds


January 1997

PAGE 3
--------------------------------------

                               A Discussion With
                              Your Fund's Manager


                 [GRAPHIC OF FIVE PEOPLE HAVING A DISCUSSION]

Daniel A. Rabasco is vice pesident and portfolio manager of your Fund. Mr. Rabasco is a Chartered Financial Analyst with nine years' experience in the financial services industry. He received a BA in History and Political Science from Boston College and an MBA from Suffolk University. Mr. Rabasco is a member of Keystone's municipal bond team headed by Betsy Hutchings. The team also includes portfolio manager George Kimball, analyst David Moore and trader Craig Kasap. The team searches for quality municipal bonds for your Fund.


Q What does the Fund offer investors?

A Keystone Tax Free Income Fund is designed for tax-sensitive investors who seek a high level of current income tax that is axempt from ferderal income taxwhile preserving capital.(1) The Fund offers professional management and diversification by investing in a portfolio of quality municipal bonds.

Q How do you select securities for the Fund?


A Our management team employs an intensive research process, paying careful attention to credit quality and financial stability. We structure the portfolio with bonds that meet our high credit standards. Our holdings typically have the characteristics that we believe are necessary for good performance in the current and anticipated interest rate environment. We emphasize diversification and focus on maximizing the Fund's income.


Q What was the environment like for municipal bonds over the past year?


A Municipal bond investors experienced several different investment environments over the past year. At the beginning of the reporting period, investors were still benefiting from last year's strong bond market rally, which pushed the prices of fixed-income securities in general, higher. The possibility of tax-reform also influenced the municipal bond market at that time, however. Investors were concerned that tax-reform would threaten the tax-favored status of municipal bonds and approached the market with caution. This caused the performance of municipal bonds to lag that of the benchmark, U.S. Treasuries in late 1995 and early 1996.


     In February 1996, interest rates reversed course and rose sharply. Reports of a strengthening employment market raised investors' concerns about robust economic growth and future inflation. The fixed-income markets became volatile as investors waited for longer-term economic trends to emerge. In addition to the changes taking place in the economy, municipal bond investors also focused on the uncertainties of the campaign season.


   Fund Profile
   Objective: Seeks a high level of current income exempt from federal income tax, while preserving capital by investing in high quality municipal bonds. Commencement of investment operations: April 14, 1987
   Average quality: AA-
   Average maturity: 18.5 years
   Net assets: $129 million

-------------------------

(1) For investors in certain tax situations, a portion of income may be subject to the federal alternative minimum tax (AMT).

PAGE 4
--------------------------------------
Keystone Tax Free Income Fund


Q Did this volatility continue throughout 1996?

A No, it began to subside by mid-year when most pro-tax reform candidates lost political momentum. Reports also began to confirm that the economy was growing at a moderate pace and inflation was well-contained. With these issues becoming resolved, investors developed confidence that a steadier interest rate environment would prevail. Municipal bonds regained stability and turned in a positive price performance.

Q What was the environment like at the end of the reporting period?

A As of the end of this fiscal year, the investment environment for municipal bonds was relatively stable. Economic growth has remained moderate and inflation has been minimal, which is positive for interest rates. Cash flow into the municipal bond market has been light. We attribute much of that to the relatively low level of interest rates having to compete with the strong performance of the stock market.

   Also as of the end of the reporting period, investors' primary focus was expected future Federal Reserve Board policy. We believe that municipal bond yields will be most affected by the events influencing the greater fixed-income market over the next few months and that the driving force will be the strength of the economy and the level of inflation.

Q How did you manage the Fund during these changing environments?


A We emphasized quality and call protection; and made adjustments to the Fund's average maturity. We had extended the average maturity when we believed economic growth would continue to slow and inflation would remain minimal; and shortened it as interest rates rose.

     We believed the stronger credit quality would protect the Fund better against price erosion when interest rates were rising and we were able to improve credit quality while giving up only minimal yield. We decreased holdings rated BBB and NR to 29% from 39% at the end of May and increased AAA-rated positions to 48% from 42%, and AA-rated positions to 11% from 7%, also as of that time. This change is reflected in the Fund's average rating, which was AA-on November 30, 1996 versus A+, six months ago. We focused on call protection to maintain the Fund's income stream.

     We managed the Fund's average maturity based on our interest rate outlook. These adjustments involved extending the Fund's average maturity in anticipation of declining interest rates; and shortening it when we believed interest rates would rise. The sharp and dramatic changes in sentiment surprised many investors and made the timing of these changes particularly critical. Although we believe the market's volatility, combined with the timing of these changes had a negative effect on the Fund's performance during much of the fiscal year, the Fund's performance has been on a positive trend over the past few months.

     As of the end of this reporting period, the average maturity of your Fund's portfolio stood at just under 18 1/2 years, modestly shorter than 19 years, where it was in May. Your Fund was positioned for a neutral interest rate environment, also as of that time.

Q What is your outlook for municipal bonds over the next six months?


A Our outlook is one of cautious optimism. We believe that interest rates and the economy will be the greatest influence on municipal bonds over the coming months, rather than issues that are specific to

PAGE 5
--------------------------------------

the tax-exempt market, such as tax-reform. We expect the economy to grow at a rate of approximately 2% and inflation to fall in the 3% area; and that this pattern of moderate economic growth and low inflation should set the stage for a relatively stable interest rate environment.

     However, we are cautious about the degree to which prices can improve further, in light of the decline in interest rates that has taken place over the past few months. We anticipate that much of the Fund's total return will result from income reinvestment over the next few months.

Q Are municipal bonds still an attractive investment?


A We think municipal bonds still provide value to the long-term investor seeking tax-advantaged income, because of the yields an investor receives after taxes and inflation. Since inflation continues to be relatively low, "real" interest rates, or the interest rate an investor receives after inflation is subtracted, is high by historical standards. Further, as of November 30, 1996, municipal bonds yielded approximately 90%(2) of U.S. Treasuries with comparable maturities. These two factors contribute to what we believe is an attractive level of current income.

-------------------------

(2)Based on the Revenue Bond Index, a widely followed index of 25 of the most current actively traded municipal bonds in the tax-exempt market.


Taxable-Equivalent Yields(3)

              Federal Tax Bracket
          --------------------------
           31%       36%       39.6%
          -------   -------   ------
Yield       Taxable Equivalent Yield
-------   --------------------------
4.0%       5.8%      6.3%      6.6%
5.0%       7.2%      7.8%      8.3%
6.0%       8.7%      9.4%      9.9%
-----     ------    ------    ------

-------------------------

(3)The table is based on federal tax brackets. The 31% bracket includes single filers earning $53,501-115,000 and joint filers earning $89,151- 140,000; the 36% bracket includes single filers earning $115,001- 250,000 and joint filers earning $140,001-250,000; the 39.6% bracket includes single and joint filers earning over $250,000. Yields are hypothetical and do not represent the returns of any particular investment.

PAGE 6
--------------------------------------
Keystone Tax Free Income Fund


                            Your Fund's Performance

[Data for Mountain Chart]

Growth of an investment in
Keystone Tax Free Income Fund Class A

Total Value: $18,241

In Thousands
                  Initial Investment        Reinvested Distribution
4/87                   9649                    9649
                       9620                    9620
11/88                  9191                    9838
                       9763                   11206
11/90                  9487                   11802
                       9677                   12836
11/92                  9839                   14036
                       9944                   15528
11/94                  9153                   15480
                       9391                   16789
11/96                  9182                   18241

A $10,000 investment in Keystone Tax Free Income Fund Class A made on April 14, 1987 with all distributions reinvested was worth $18,241 on November 30, 1996. Past performance is no guarantee of future results.

     A $10,000 investment in Keystone Tax Free Income Fund Class A made on April 14, 1987 with all distributions reinvested was worth $17,297 on May 31, 1996. Past performance is no guarantee of future results.

Class A share performance is from the commencement of investment operations on April 14 1987. Performance is reported at the current maximum front-end sales charge of 4.75%.

     Class B share performance is from the commencement of investment operations on February 1, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

Twelve-Month Performance as of November 30, 1996
--------------------------------------------------------------------

                              Class A      Class B      Class C
Total returns*                  3.83%       2.99%        2.99%
Net asset value 11/30/95      $10.05       $9.97        $9.97
                11/30/96      $ 9.90       $9.81        $9.81
Dividends                     $ 0.52       $0.44        $0.44
Capital gains                  None         None         None

* Before deducting any sales charges.

Historical Record          as of November 30, 1996
--------------------------------------------------------------------

Cumulative total returns     Class A      Class B      Class C
1-year w/o sales charge         3.83%        2.99%      2.99%
1-year                         (1.10%)      (0.94%)     2.99%
5-year                         29.44%          --          --
Life of Class                  82.41%       15.60%      18.46%
Average Annual Returns
1-year w/o sales charge         3.83%        2.99%       2.99%
1-year                         (1.10%)      (0.94%)      2.99%
5-year                          5.30%          --          --
Life of Class                   6.44%        3.85%       4.52%

     Class C share performance is reported from the commencement of investment operations on February 1, 1993. Performance reflects the return you would have received after holding shares for one year and redeeming at the end of the period.

     The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

     You may exchange your shares for another Keystone fund by phone or in writing. You may also exchange funds using Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 7
--------------------------------------


[Data for 3 Line Chart]

Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone Tax Free Income Fund, the Lehman Municipal Bond Index and the Consumer Price Index.


               Average Annual Total Return
             1 Year    5 Year   Life of Class
Class A      -1.10%     5.30%       6.44%
Class B      -0.94%        --       3.85%
Class C       2.99%        --       4.52%

In Thousands      April 14, 1987 through November 30, 1996
                  Class A                    LMBI                   CPI
4/87                 9524                   10000                  1000
                     9540                    9768                 10294
11/88               10552                   10805                 10731
                    11604                   11994                 11231
11/90               12247                   12917                 11936
                    13421                   14243                 12293
11/92               14676                   15672                 12667
                    16051                   17409                 13006
11/94               14798                   16499                 13354
                    17567                   19618                 13702
11/96               18241                   20771                 14148

Past performance is no guarantee of future results. The performance of Class B or Class C shares may be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. Class B and Class C shares were introduced February 1, 1993. The Lehman Municipal Bond Index is from March 31, 1987.


This chart graphically compares your Fund's performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of three lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Tax Free Income Fund

Your fund seeks current income, exempt from federal income taxes, while preserving capital by investing in high quality municipal bonds. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Lehman Municipal Bond Index (LMBI)

The LMBI is a broad-based, unmanaged market index of securities issued by state and local governments. It represents the price change and coupon income of several thousand securities with various maturities and qualities. Securities are selected and compiled by Lehman Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

     These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

     This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement

PAGE 8
--------------------------------------
Keystone Tax Free Income Fund



is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

     Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the index does not take into account any deductions for sales charges, transactions costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run perfomance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

                                   [Diamond}

                       This column is intended to answer

                           questions about your Fund.

                If you have a question you would like answered,

                                please write to:

                  Evergreen Keystone Investment Services, Inc.

                  Attn: Shareholder Communications, 22nd Floor

             200 Berkeley Street, Boston, Massachusetts 02116-5034.

PAGE 9
--------------------------------------



                                  Glossary of
                               Mutual Fund Terms



     MUTUAL FUND--A company which combines

the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.


     PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

     STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

     BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

     CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

     MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.


     NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

     DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

     CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

     YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

     TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

     SHORT-TERM--An investment with a maturity of one year or less.

     LONG-TERM--An investment with a maturity of greater than one year.

     AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

     OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 10
--------------------------------------
Keystone Tax Free Income Fund


SCHEDULE OF INVESTMENTS--November 30, 1996


                                                                      Coupon        Maturity       Principal       Market
                                                                       Rate           Date          Amount         Value
                                                                      ----------   -------------   ------------   -----------
MUNICIPAL BONDS (98.0%)
ALABAMA
 Alabama Housing Finance Agency, Single Family Mortgage                10.750%      06/01/2013      $ 315,000     $ 336,407
 Alexander City, Alabama, Special Care Facilities, The Russell
 Hospital Group                                                         6.000       12/01/2022      2,000,000     1,943,660
 Birmingham, Alabama, Baptist Medical Center, Baptist Health
 Systems, Inc.                                                          5.800       11/15/2016      2,500,000     2,542,075
------------------------------------------------------------------    --------     ------------     ----------    ----------
ALASKA
 Alaska Housing Finance Corp., Collateralized Home Mortgage             8.750       12/01/2016        780,000       807,518
------------------------------------------------------------------    --------     ------------     ----------    ----------
CALIFORNIA
 California Educational Facilities Authority, Stanford University
 Project, Series H                                                      5.000       01/01/2015      1,250,000     1,199,337
------------------------------------------------------------------    --------     ------------     ----------    ----------
COLORADO
 City and County of Denver, Colorado, Airport System, Series A          7.000       11/15/1999      1,250,000     1,332,112
 City and County of Denver, Colorado, Airport System, Series A          7.250       11/15/2025        720,000       835,387
 City and County of Denver, Colorado, Airport System, Series A          8.000       11/15/2025      1,000,000     1,136,180
 City and County of Denver, Colorado, Airport System, Series A          8.750       11/15/2023        750,000       893,640
 City and County of Denver, Colorado, Airport System, Series B          7.250       11/15/2012        750,000       818,505
 City and County of Denver, Colorado, Airport System, Series D          7.750       11/15/2013      1,100,000     1,344,277
------------------------------------------------------------------    --------     ------------     ----------    ----------
DISTRICT OF COLUMBIA
 District of Columbia, Howard University                                5.750       10/01/2017      2,000,000     2,015,000
------------------------------------------------------------------    --------     ------------     ----------    ----------
FLORIDA
 Escambia County, Florida, Pollution Control, Champion
 International Corp. Project                                            6.400       09/01/2030      1,000,000     1,020,580
 Jacksonville, Florida, Excise Tax Revenue, Series B                    5.700       10/01/2009      2,000,000     2,032,120
 Orange County, Florida, Health Facilities Authority, Orlando
 Hospital Regional Healthcare, Series A                                 6.250       10/01/2018      2,000,000     2,222,200
 Sarasota County, Florida, Utility Systems Revenue (FGIC)               6.500       10/01/2022      1,000,000     1,141,160
 Tallahassee, Florida, Health Facilities, Tallahassee Memorial
 Regional Medical Project (MBIA)                                        6.625       12/01/2013      2,640,000     2,952,470
 Tampa, Florida, Subordinated Guaranteed Entitlement Revenue,
 Series 1988B                                                           8.400       10/01/2008      1,015,000     1,093,683
------------------------------------------------------------------    --------     ------------     ----------    ----------
GEORGIA
 Georgia Municipal Electric Authority Power Revenue, Series Z           5.500       01/01/2012      2,000,000     2,030,240
------------------------------------------------------------------    --------     ------------     ----------    ----------
ILLINOIS
 Chicago, Illinois, Gas Supply Revenue (People's Gas, Light and
 Coke Co.), Series A                                                    8.100       05/01/2020        910,000     1,012,102

PAGE 11
--------------------------------------



SCHEDULE OF INVESTMENTS--November 30, 1996


                                                                          Coupon     Maturity     Principal      Market
                                                                           Rate        Date         Amount        Value
                                                                         --------- ------------- ------------- ------------
ILLINOIS (continued)
 Illinois Health Facilities Authority, Community Hospital,
 Ottawa Project                                                           6.850%    08/15/2024    $1,500,000    $1,549,740
 Illinois Health Facilities Authority, United Medical Center              8.375     07/01/2012     1,000,000     1,208,880
-----------------------------------------------------------------------  --------  ------------   -----------   -----------
INDIANA
 St. Joseph County, Indiana, Educational Facilities Revenue,
 University of Notre Dame                                                 6.500     03/01/2026     1,640,000     1,896,775
-----------------------------------------------------------------------  --------  ------------   -----------   -----------
LOUISIANA
 Louisiana Public Facilities Authority, Health and Education,
 Pre-refunded                                                             7.900     12/01/2015     1,435,000     1,551,780
-----------------------------------------------------------------------  --------  ------------   -----------   -----------
MASSACHUSETTS
 Massachusetts Bay Transportation Authority, Series A                     7.000     03/01/2021     1,950,000     2,351,856
 Massachusetts Bay Transportation Authority, Series A                     6.250     03/01/2012     1,875,000     2,067,225
 Massachusetts Bay Transportation Authority, Series A                     7.000     03/01/2011     1,000,000     1,180,250
 Massachusetts, General Obligation (FGIC) (effective yield 7.000%) (b)    0.000     06/01/2007       400,000       239,220
 Massachusetts State Housing Finance Agency, Residential Housing,
 Series A                                                                 8.400     08/01/2021     1,490,000     1,571,011
 Massachusetts State Consolidated Loan, Series B                          5.500     06/01/2012     1,000,000     1,019,720
 Massachusetts State Health and Educational Facilities,
 Rehabilitation Hospital, Cape Islands, Series A                          7.875     08/15/2024     1,400,000     1,484,504
 Massachusetts State Industrial Finance Agency, Senior Lien,
 Massachusetts Recycling Association                                      9.000     08/01/2016       500,000       250,000
 Massachusetts Water Resources Authority, General Revenue Bonds,
 Series A                                                                 5.500     11/01/2016     2,600,000     2,613,702
 Massachusetts Water Resources Authority, General Revenue Bonds,
 Series A                                                                 6.000     08/01/2020     2,000,000     2,065,940
 Massachusetts Water Resources Authority, General Revenue Bonds,
 1995, Series B                                                           4.000     12/01/2018       700,000       550,130
-----------------------------------------------------------------------  --------  ------------   -----------   -----------
MICHIGAN
 Monroe County, Michigan, Economic Development Corp., Detroit
 Edison Co. (FGIC)                                                        6.950     09/01/2022       500,000       608,825
-----------------------------------------------------------------------  --------  ------------   -----------   -----------
MINNESOTA
 Minnesota Housing Finance Agency, Single Family Mortgage,
 Series A                                                                 8.200     08/01/2019       595,000       615,575
-----------------------------------------------------------------------  --------  ------------   -----------   -----------
MISSOURI
 Sikeston, Missouri, Electric Revenue (MBIA)                              6.000     06/01/2014       500,000       543,145
 University of Missouri Health Facilities Revenue, University of
 Missouri Health Systems, Series A (AMBAC)                                5.500     11/01/2016     2,750,000     2,758,332
-----------------------------------------------------------------------  --------  ------------   -----------   -----------

                                   (continued on next page)

PAGE 12
--------------------------------------
Keystone Tax Free Income Fund


SCHEDULE OF INVESTMENTS--November 30, 1996


                                                                        Coupon      Maturity       Principal        Market
                                                                        Rate          Date           Amount          Value
                                                                       ---------   -------------   -------------   ------------
NEW HAMPSHIRE
 New Hampshire Housing Higher Education and Health Authority,
 Frisbee Memorial Hospital, Revenue Bonds                               6.125%      10/01/2013      $2,000,000      $2,009,000
-------------------------------------------------------------------    --------    ------------     -----------     -----------
NEW JERSEY
 Salem County, New Jersey, Pollution Control Financing Authority,
 Waste Disposal Revenue                                                 6.500       11/15/2021       4,325,000       4,594,318
-------------------------------------------------------------------    --------    ------------     -----------     -----------
NEW MEXICO
 Albuquerque, New Mexico, Airport Revenue, Series B                     8.750       07/01/2019         500,000         519,395
 New Mexico Mortgage Finance Authority, Single Family Mortgage
 (FGIC)                                                                 8.625       07/01/2017       1,645,000       1,703,069
-------------------------------------------------------------------    --------    ------------     -----------     -----------
NEW YORK
 New York City, New York, General Obligation, Fiscal 1992,
 Pre-refunded, Series A                                                 7.750       08/15/2015       1,410,000       1,632,089
 New York City, New York, General Obligation, Series G                  6.750       02/01/2009       2,500,000       2,715,425
 New York and New Jersey, Port Authority, Special Obligation, 4th
 Installment Special Project (c)                                        6.750       10/01/2011       1,000,000       1,041,690
 New York and New Jersey, Port Authority, Special Obligation, 5th
 Installment Special Project (c)                                        6.750       10/01/2019       1,000,000       1,032,380
 New York State Dormitory Authority, State University Dormitory
 Facilities, Series A                                                   6.000       07/01/2009       2,000,000       2,162,420
 New York State Dormitory Authority, State University Educational
 Facilities Revenue, Series C                                           7.375       05/15/2010       1,300,000       1,519,414
 New York State Local Government Assistance Corp., Series A             5.500       04/01/2017       1,600,000       1,623,392
 New York State Urban Development Corp., Correctional Facilities,
 Series A                                                               7.500       04/01/2011       1,000,000       1,141,620
 New York State Urban Development Corp., Higher Education
 Technology Grants (MBIA)                                               6.000       04/01/2010         805,000         855,852
 New York State Urban Development Corp., Refunding Correctional
 Facilities, Series A                                                   6.500       01/01/2010       1,000,000       1,085,910
-------------------------------------------------------------------    --------    ------------     -----------     -----------
OHIO
 Montgomery County, Ohio, Hospital Revenue, Kettering
 Medical Center                                                         6.250       04/01/2020       1,000,000       1,074,360
-------------------------------------------------------------------    --------    ------------     -----------     -----------
OREGON
 Western Generation Agency, Oregon, Wauna Cogeneration Project,
 Series B (c)                                                           7.400       01/01/2016       1,000,000       1,044,150
-------------------------------------------------------------------    --------    ------------     -----------     -----------
PENNSYLVANIA
 Horizon Hospital System Authority, Pennsylvania, Horizon Hospital
 System, Inc.                                                           6.350       05/15/2016       1,665,000       1,676,938

PAGE 13
--------------------------------------



SCHEDULE OF INVESTMENTS--November 30, 1996


                                                                        Coupon      Maturity       Principal        Market
                                                                        Rate          Date           Amount          Value
                                                                       ---------   -------------   -------------   ------------
PENNSYLVANIA (continued)
 McKeesport, Pennsylvania, Hospital Authority Revenue,
 McKeesport Hospital Project                                            6.500%      07/01/2008      $1,500,000      $1,512,090
 Pennsylvania Convention Center Authority, Series A (FGIC)
 (effective yield 7.000%) (b)                                           0.000       09/01/2008       3,500,000       1,933,190
 Pennsylvania Economic Development Financing Authority,
 Resources Recovery, Northampton Project (c)                            6.500       01/01/2013       1,750,000       1,747,865
 Philadelphia, Pennsylvania, Hospital and Higher Education
 Facilities, Community College, Series B (MBIA)                         6.500       05/01/2007       1,000,000       1,114,950
 Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority
 Revenue, Walters Institute Project                                     8.125       07/15/2028       2,200,000       2,337,280
-------------------------------------------------------------------    --------    ------------     -----------     -----------
PUERTO RICO
 Commonwealth of Puerto Rico, General Obligation (MBIA)                 7.000       07/01/2010       2,000,000       2,367,560
 Puerto Rico Electric Power Authority, Series S                         7.000       07/01/2007       1,000,000       1,146,340
-------------------------------------------------------------------    --------    ------------     -----------     -----------
TENNESSEE
 Bristol, Tennessee, Health and Education Authority, Bristol
 Memorial Hospital (FGIC)                                               6.750       09/01/2010       2,000,000       2,326,940
 Knox County, Tennessee, Health and Educational Facilities, Fort
 Sanders Hospital Alliance, Series B (MBIA)                             7.250       01/01/2010       1,000,000       1,194,600
 Knox County, Tennessee, Health and Educational Facilities, Fort
 Sanders Hospital Alliance, Series C (MBIA)                             5.250       01/01/2015       1,500,000       1,465,515
 Metropolitan Government of Nashville and Davidson County,
 Tennessee Water and Sewer, step bond (effective yield 4.263%) (b)      0.000       01/01/2012       1,000,000       1,088,220
-------------------------------------------------------------------    --------    ------------     -----------     -----------
TEXAS
 Alliance Airport Authority Inc., Texas, Special Federal Express
 Corp. Project                                                          6.375       04/01/2021       2,310,000       2,332,754
 Amarillo, Texas, Independent School District                           5.000       02/01/2014       1,000,000         960,620
 Brazos River Authority, Texas, Revenue Refunding, Houston Light
 and Power Project (MBIA)                                               8.100       05/01/2019       3,000,000       3,212,640
 Harris County, Texas, Toll Road, Senior Lien, Series A                 7.000       08/15/2010       1,000,000       1,183,040
 Tarrant County, Texas, Health Facilities Development, Harris
 Methodist Health Systems, Series A                                     5.125       09/01/2012       2,125,000       2,054,153
 Texas Municipal Power Agency (AMBAC) (effective yield 7.090%) (b)      0.000       09/01/2006       2,500,000       1,539,200
 Texas Municipal Power Agency (AMBAC) (effective yield 7.150%) (b)      0.000       09/01/2008       2,125,000       1,157,679
-------------------------------------------------------------------    --------    ------------     -----------     -----------
UTAH
 Intermountain Power Agency, Utah, Power Supply Refunding,
 Series A (effective yield 6.950%) (b)                                  0.000       07/01/2007         750,000         441,203
 Intermountain Power Agency, Utah, Power Supply Refunding,
 Series C                                                               5.700       07/01/2017       2,000,000       2,038,180
-------------------------------------------------------------------    --------    ------------     -----------     -----------

                                   (continued on next page)

PAGE 14
--------------------------------------
Keystone Tax Free Income Fund


SCHEDULE OF INVESTMENTS--November 30, 1996


                                                                 Coupon        Maturity       Principal          Market
                                                                  Rate           Date           Amount           Value
                                                                -----------   -------------   -------------   ---------------
WASHINGTON
 Washington Public Power Supply System, Refunding, Series A        5.700%      07/01/2012      $3,500,000       $ 3,557,785
 Washington Public Power Supply System, Refunding, Series A        5.750       07/01/2012       2,000,000         2,041,500
 Washington Public Power Supply System, Nuclear Project #2,
 Series C                                                          7.625       07/01/2010       1,000,000         1,137,820
 Washington State General Obligation                               5.500       05/01/2018       2,000,000         2,025,180
 Washington State General Obligation, Series A                     6.750       02/01/2015       1,000,000         1,167,740
------------------------------------------------------------     -------      ------------     -----------      -----------
WYOMING
 Wyoming Community Development Authority, Single Family
 Mortgage, Series A                                                7.875       06/01/2018       1,215,000         1,266,237
------------------------------------------------------------     -------      ------------     -----------      -----------
TOTAL MUNICIPAL BONDS (Cost--$119,674,400)                                                                      126,616,966
------------------------------------------------------------                                                    -----------
TEMPORARY TAX-EXEMPT INVESTMENT (2.7%)
 Dade County, Florida, Water and Sewer Systems Revenue
 (Cost--$3,530,000) (a)                                            3.500       10/05/2022       3,530,000         3,530,000
------------------------------------------------------------     -------      ------------     -----------      -----------
TOTAL INVESTMENTS (Cost--$123,204,400) (d)                                                                      130,146,966
OTHER ASSETS AND LIABILITIES--NET (-0.7%)                                                                          (890,052)
-------------------------------------------------------------------------------------------------------------   -----------
NET ASSETS (100.0%)                                                                                            $129,256,914
-------------------------------------------------------------------------------------------------------------   -----------

(a) Variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.

(b) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation on investments, based on identified tax cost, at November 30, 1996 are as follows:

   Gross unrealized appreciation     $7,243,249
   Gross unrealized depreciation       (300,683)
                                     ----------
   Net unrealized appreciation       $6,942,566
                                     ==========


Legend of Portfolio Abbreviations:

AMBAC--American Municipal Bond Assurance Corporation
FGIC--Federal Guaranty Insurance Company
MBIA--Municipal Bond Investors Assurance


See Notes to Financial Statements.

PAGE 15
--------------------------------------



FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)


                                                     Year Ended November 30,
                                     1996(d)         1995(d)        1994        1993       1992
------------------------------      --------        --------      --------     -----      -----
Net asset value beginning
of year                             $  10.05        $   8.93      $ 10.25    $ 10.17    $ 10.13
------------------------------      --------        --------      --------   -------    -------
Income from investment
operations:
Net investment income                   0.51            0.51         0.51       0.57       0.63
Net realized and unrealized
gain (loss) on investments
and futures contracts                  (0.14)           1.13        (1.28)      0.36       0.30
------------------------------      --------        --------      --------   -------    -------
Total from investment
operations                              0.37            1.64        (0.77)      0.93       0.93
------------------------------      --------        --------      --------   -------    -------
Less distributions from:
Net investment income                  (0.52)          (0.51)       (0.52)     (0.57)     (0.62)
In excess of net investment
income                                    0*           (0.01)           0      (0.04)         0
Net realized gain on
investments                                0               0            0      (0.24)     (0.27)
Tax basis return of capital                0               0        (0.03)         0          0
------------------------------      --------        --------      --------   -------    -------
Total distributions                    (0.52)          (0.52)       (0.55)     (0.85)     (0.89)
------------------------------      --------        --------      --------   -------    -------
Net asset value end of year         $   9.90        $  10.05      $  8.93    $ 10.25    $ 10.17
==============================      ========        ========      ========   =======    =======
Total return (a)                        3.83%          18.71%       (7.81%)    9.37%      9.35%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                         1.13%(b)        1.19%(b)     1.13%      1.21%      1.25%
 Net investment income                  5.21%           5.35%        5.27%      5.40%      6.02%
Portfolio turnover rate                  128%            30%          98%        47%        32%
------------------------------      --------        --------      --------   -------    -------
Net assets end of year
(thousands)                         $ 82,425        $ 94,183      $95,691   $124,102   $120,660
==============================      ========        ========      ========   =======    =======



                                                                             February 13, 1987
                                         Year Ended November 30,              (Commencement
                                                                             of Operations) to
                                 1991       1990       1989       1988       November 30, 1987
------------------------------     -----      -----      -----      -----    -----------------
Net asset value beginning
of year                          $  9.94    $ 10.24    $  9.96    $  9.64       $  10.00
------------------------------   -------    -------    -------    -------       --------
Income from investment
operations:
Net investment income               0.61       0.59       0.62       0.63           0.33
Net realized and unrealized
gain (loss) on investments
and futures contracts               0.31      (0.06)      0.34       0.37          (0.32)
------------------------------   -------    -------    -------    -------       --------
Total from investment
operations                          0.92       0.53       0.96       1.00           0.01
------------------------------   -------    -------    -------    -------       --------
Less distributions from:
Net investment income              (0.61)     (0.60)     (0.63)     (0.68)         (0.37)
In excess of net investment
income                                 0      (0.03)         0          0              0
Net realized gain on
investments                        (0.12)     (0.20)     (0.05)         0              0
Tax basis return of capital            0          0          0          0              0
------------------------------   -------    -------    -------    -------       --------
Total distributions                (0.73)     (0.83)     (0.68)     (0.68)         (0.37)
------------------------------   -------    -------    -------    -------       --------
Net asset value end of year      $ 10.13    $  9.94    $ 10.24    $  9.96       $   9.64
==============================   =======    =======    =======    =======       ========
Total return (a)                    9.59%      5.55%      9.97%     10.60%         0.17%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                     1.58%      1.66%      1.62%      1.57%          1.00%(c)
 Net investment income              5.95%      6.03%      6.15%      6.13%          6.85%(c)
Portfolio turnover rate               37%        42%        49%       109%           67%
------------------------------   -------    -------    -------    -------       --------
Net assets end of year
(thousands)                     $133,524   $146,335   $162,013   $179,191       $ 16,090
==============================   =======    =======    =======    =======       ========

* Reflects distributions in excess of net investment income which were under $0.01 per share.

(a)  Excluding applicable sales charges.

(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.12% and 1.18% for the years ended November 30, 1996 and 1995, respectively.

(c) Annualized for the period April 14, 1987 (Commencement of Investment Operations) to November 30, 1987.

(d)  Calculation based on average shares outstanding.

See Notes to Financial Statements.

PAGE 16
--------------------------------------
Keystone Tax Free Income Fund


FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)



                                                                                                       February 1, 1993
                                                                                                       (Date of Initial
                                                             Year Ended November 30,                   Public Offering) to
                                                     1996(d)           1995(d)           1994          November 30, 1993
------------------------------------------          --------          --------        --------   -------------------------
Net asset value beginning of year                   $   9.97          $   8.88        $ 10.25         $ 10.27
-------------------------------------------         --------          --------        ---------       -------
Income from investment operations:
Net investment income                                   0.44              0.44           0.45            0.37
Net realized and unrealized gain (loss) on
investments and futures contracts                      (0.16)             1.11          (1.29)           0.30
-------------------------------------------         --------          --------        ---------       -------
Total from investment operations                        0.28              1.55          (0.84)           0.67
-------------------------------------------         --------          --------        ---------       -------
Less distributions from:
Net investment income                                  (0.44)            (0.45)         (0.50)          (0.37)
In excess of net investment income                        0*             (0.01)             0           (0.08)
Net realized gain on investments                           0                 0              0           (0.24)
Tax basis return of capital                                0                 0          (0.03)              0
-------------------------------------------         --------          --------        ---------       -------
Total distributions                                    (0.44)            (0.46)         (0.53)          (0.69)
-------------------------------------------         --------          --------        ---------       -------
Net asset value end of year                         $   9.81          $   9.97        $  8.88         $ 10.25
===========================================         ========          ========        =========       =======
Total return (a)                                        2.99%            17.84%         (8.43%)         6.59%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                         1.90%(b)          1.96%(b)       1.88%           1.96%(c)
 Net investment income                                  4.44%             4.59%          4.60%           4.42%(c)
Portfolio turnover rate                                  128%              30%            98%             47%
-------------------------------------------         --------          --------        ---------       -------
Net assets end of year (thousands)                  $ 33,063          $ 33,449        $28,860         $14,091
===========================================         ========          ========        =========       =======

* Reflects distributions in excess of net investment income which were under $0.01 per share.

(a)  Excluding applicable sales charges.

(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.89% and 1.94% for the years ended November 30, 1996 and 1995, respectively.

(c)  Annualized.

(d)  Calculation based on average shares outstanding.

See Notes to Financial Statements.

PAGE 17
--------------------------------------



FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)



                                                                                                    February 1, 1993
                                                                                                    (Date of Initial
                                                               Year Ended November 30,              Public Offering) to
                                                     1996(d)           1995(d)           1994       November 30, 1993
------------------------------------------          --------          --------        --------   -----------------------
Net asset value beginning of year                   $   9.97          $   8.88        $ 10.26         $ 10.27
-------------------------------------------         --------          --------        ---------       -------
Income from investment operations:
Net investment income                                   0.41              0.44           0.43            0.37
Net realized and unrealized gain (loss) on
investments and futures contracts                      (0.13)             1.11          (1.27)           0.31
-------------------------------------------         --------          --------        ---------       -------
Total from investment operations                        0.28              1.55          (0.84)           0.68
-------------------------------------------         --------          --------        ---------       -------
Less distributions from:
Net investment income                                  (0.44)            (0.45)         (0.51)          (0.37)
In excess of net investment income                        0*             (0.01)             0           (0.08)
Net realized gain on investments                           0                 0              0           (0.24)
Tax basis return of capital                                0                 0          (0.03)              0
-------------------------------------------         --------          --------        ---------       -------
Total distributions                                    (0.44)            (0.46)         (0.54)          (0.69)
-------------------------------------------         --------          --------        ---------       -------
Net asset value end of year                         $   9.81          $   9.97        $  8.88         $ 10.26
===========================================         ========          ========        =========       =======
Total return (a)                                        2.99%            17.84%         (8.52%)         6.70%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                         1.90%(b)          1.96%(b)       1.89%           1.94%(c)
 Net investment income                                  4.44%             4.59%          4.52%           4.41%(c)
Portfolio turnover rate                                  128%              30%            98%             47%
-------------------------------------------         --------          --------        ---------       -------
Net assets end of year (thousands)                  $ 13,769          $ 20,386        $23,230         $27,261
===========================================         ========          ========        =========       =======

* Reflects distributions in excess of net investment income which were under $0.01 per share.

(a)  Excluding applicable sales charges.

(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.89% and 1.94% for the years ended November 30, 1996 and 1995, respectively.

(c)  Annualized.

(d)  Calculation based on average shares outstanding.

See Notes to Financial Statements.

PAGE 18
--------------------------------------
Keystone Tax Free Income Fund


STATEMENT OF ASSETS AND LIABILITIES STATEMENT OF OPERATIONS November 30, 1996 Year Ended November 30, 1996



Assets (Note 2)
 Investments at market value (identified cost--
 $123,204,400)                                             $130,146,966
 Cash                                                             1,368
 Receivable for:
  Fund shares sold                                                3,223
  Interest                                                    2,116,351
 Prepaid expenses and other assets                               17,027
---------------------------------------------------------  ------------
    Total assets                                            132,284,935
---------------------------------------------------------  ------------
Liabilities (Note 2)
 Payable for:
  Investments purchased                                       2,724,457
  Fund shares redeemed                                            9,541
  Distributions to shareholders                                 245,552
 Due to related parties                                           2,348
 Accrued Trustees' fees and expenses                                395
 Other accrued expenses                                          45,728
---------------------------------------------------------  ------------
    Total liabilities                                         3,028,021
---------------------------------------------------------  ------------
Net assets                                                 $129,256,914
=========================================================  ============
Net assets represented by
 Paid-in capital                                           $127,329,691
 Accumulated distributions in excess of net
 investment income                                             (245,552)
 Accumulated net realized loss on investments                (4,769,791)
 Net unrealized appreciation on investments                   6,942,566
---------------------------------------------------------  ------------
    Total net assets                                       $129,256,914
=========================================================  ============
Net asset value per share (Note 2)
 Class A Shares
  Net assets of $82,424,769 [dividedby] 8,325,748 shares
  outstanding                                              $       9.90
  Maximum offering price per share
  ($9.90 [dividedby] 0.9525) (based on asales charge of
 4.75% of the offering price at November 30, 1996)         $      10.39
 Class B Shares
  Net assets of $33,062,951 [dividedby] 3,370,577 shares
  outstanding                                              $       9.81
 Class C Shares
  Net assets of $13,769,194 [dividedby] 1,403,319 shares
  outstanding                                              $       9.81
=========================================================  ============

See Notes to Financial Statements.

Investment income
 Interest                                                      $ 8,727,446
Expenses (Notes 4, 5 and 6)
 Management fee                                 $ 844,486
 Transfer agent fees                              186,105
 Accounting, auditing and legal fees               48,622
 Custodian fees                                    94,590
 Distribution Plan expenses                       709,281
 Trustees' fees and expenses                        6,780
 Other                                             55,583
-------------------------------------------     ---------
  Total expenses                                1,945,447
 Less: Expenses paid indirectly                   (12,939)
-------------------------------------------     ---------
  Net expenses                                                   1,932,508
-------------------------------------------                    -----------
 Net investment income                                           6,794,938
-------------------------------------------                    -----------
Net realized and unrealized loss on investments and closed futures contracts
 (Note 3)
 Net realized gain (loss) on:
  Investments                                   2,300,652
  Closed futures contracts                       (301,239)
-------------------------------------------     ---------
 Net realized gain on investments and
  closed futures contracts                                       1,999,413
 Net change in unrealized appreciation
  (depreciation) on investments                                 (4,259,520)
-------------------------------------------                    -----------
 Net realized and unrealized loss on
  investments and closed futures
  contracts                                                     (2,260,107)
-------------------------------------------                    -----------
 Net increase in net assets resulting from
  operations                                                   $ 4,534,831
===========================================                    ===========

PAGE 19
--------------------------------------



STATEMENTS OF CHANGES IN NET ASSETS





                                                                                          Year Ended November 30,
                                                                                        1996              1995
                                                                                     ==============   ================
Operations
 Net investment income                                                               $  6,794,938      $  7,600,756
 Net realized gain (loss) on investments and closed futures contracts                   1,999,413          (760,743)
 Net change in unrealized appreciation (depreciation) on investments                   (4,259,520)       18,451,939
----------------------------------------------------------------------------------   ------------      ------------
   Net increase in net assets resulting from operations                                 4,534,831        25,291,952
----------------------------------------------------------------------------------   ------------      ------------
Distributions to shareholders from (Note 1) Net investment income:
  Class A Shares                                                                       (4,538,414)       (5,042,433)
  Class B Shares                                                                       (1,498,516)       (1,531,824)
  Class C Shares                                                                         (758,007)       (1,026,499)
 In excess of net investment income:
  Class A Shares                                                                          (31,491)          (70,626)
  Class B Shares                                                                          (10,398)          (21,455)
  Class C Shares                                                                           (5,260)          (14,377)
----------------------------------------------------------------------------------   ------------      ------------
   Total distributions to shareholders                                                 (6,842,086)       (7,707,214)
----------------------------------------------------------------------------------   ------------      ------------
Capital share transactions (Notes 2 and 7)
 Shares issued in connection with the acquisition of Keystone Texas Tax Free
Fund:
  Class A Shares                                                                        1,269,729                 0
  Class B Shares                                                                        3,592,334                 0
  Class C Shares                                                                          257,617                 0
 Proceeds from shares sold:
  Class A Shares                                                                        1,689,450         2,127,732
  Class B Shares                                                                        3,194,770         6,139,897
  Class C Shares                                                                        1,454,967         3,205,146
 Payment for shares redeemed:
  Class A Shares                                                                      (15,690,464)      (17,659,525)
  Class B Shares                                                                       (7,498,073)       (5,968,412)
  Class C Shares                                                                       (8,352,411)       (9,212,881)
 Net asset value of shares issued in reinvestment of dividends and distributions:
  Class A Shares                                                                        2,380,811         2,608,685
  Class B Shares                                                                          776,860           790,394
  Class C Shares                                                                          471,531           619,790
----------------------------------------------------------------------------------   ------------      ------------
   Net decrease in net assets resulting from capital share transactions               (16,452,879)      (17,349,174)
----------------------------------------------------------------------------------   ------------      ------------
    Total increase (decrease) in net assets                                           (18,760,134)          235,564
Net assets
 Beginning of year                                                                    148,017,048       147,781,484
----------------------------------------------------------------------------------   ------------      ------------
 End of year [including accumulated distributions in excess of net investment
 income as follows: 1996--($245,552) and 1995--($288,160)] (Note 1)                  $129,256,914      $148,017,048
==================================================================================   ============      ============


See Notes to Financial Statements.

PAGE 20
--------------------------------------
Keystone Tax Free Income Fund


NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Tax Free Income Fund (the "Fund") is a Massachusetts business trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and KMI is in turn a wholly-owned subsidiary of Keystone. On December 11, 1996, KII, and indirectly each of its subsidiaries, were acquired by First Union National Bank of North Carolina (Note 9). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is to seek the highest possible current income exempt from federal income taxes, while preserving capital.


     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.


     A. Valuation of Securities

     Securities held by the Fund are valued by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.


     Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.


     B. Futures Contracts

     In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.


     The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.


     The risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill the obligations of the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.


     C. Security Transactions and Investment Income

     Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.


     D. Federal Income Taxes

     The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the

PAGE 21
--------------------------------------


"Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

E.  Distributions

     The Fund distributes net investment income monthly and net capital gains, if any, annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     Income and capital gains distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment of market discount on securities.

F.  Class Allocations

     Class A shares are offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years will automatically convert to Class A shares. Class B shares purchased prior to June 1, 1995 that have been outstanding for seven years will automatically convert to Class A shares. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year of purchase.

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

(2.) Capital Share Transactions

     The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Shares of beneficial interest of the Fund are currently divided into Class A, Class B and Class C. Transactions in shares of the Fund were as follows:


                             Year Ended November 30,
Class A                                               1996           1995
-----------------------------------------------------------------------------
Shares issued in connection with the                131,228              0
acquisition of Keystone Texas Tax Free Fund
(Note 7)
Shares sold                                         181,417        224,063
Shares redeemed                                  (1,600,793)    (1,843,241)
Shares issued in
 reinvestment of dividends
 and distributions                                  243,221        270,624
-----------------------------------------------------------------------------
Net decrease                                     (1,044,927)    (1,348,554)
=============================================================================

Class B
-----------------------------------------------------------------------------
Shares issued in connection                         374,545              0
  with the acquisition of
  Keystone Texas Tax Free
  Fund (Note 7)
Shares sold                                         332,958        647,077
Shares redeemed                                    (773,268)      (625,195)
Shares issued in reinvestment of dividends           80,112         82,512
and distributions
-----------------------------------------------------------------------------
Net increase                                         14,347        104,394
=============================================================================

PAGE 22
--------------------------------------
Keystone Tax Free Income Fund




                                   Year Ended November 30,
Class C                            1996            1995
-----------------------------   -------------   -------------
Shares issued in connection
 with the acquisition of
 Keystone Texas Tax Free
 Fund (Note 7)                       26,855               0
Shares sold                         140,724         338,010
Shares redeemed                    (857,965)       (974,642)
Shares issued in
 reinvestment of dividends
 and distributions                   48,553          64,840
----------------------------      ---------       ---------
Net decrease                       (641,833)       (571,792)
============================      =========       =========


(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the year ended November 30, 1996 were $172,834,242 and $188,508,299, respectively.

     As of November 30, 1996, the Fund has a capital loss carryover for federal income tax purposes of approximately $4,770,000 which expires as follows:
$3,903,000--2002 and $867,000--2003.

(4.) Distribution Plans

The Fund bears some of the costs of selling its shares under Distribution Plans adopted by its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts which are calculated and paid daily.

     The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average net assets of the Class A shares, to pay expenses related to the distribution of Class A shares. During the year ended November 30, 1996, the Fund paid $205,872 to KIDC under the Class A Distribution Plan.

     Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% of the average daily net assets of Class B and Class C shares, respectively. Of that amount 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.


     During the year ended November 30, 1996, under the Class B Distribution Plans, the Fund paid or accrued $285,049 for Class B shares purchased before June 1, 1995 and $48,368 for Class B shares purchased on or after June 1, 1995. The Fund paid $169,992 under the Class C Distribution Plan.


     Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to KIDC may continue as compensation for services which had been earned while the Distribution Plan was in effect.


     KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.


     At November 30, 1996 total unpaid distribution costs were $1,980,732 for Class B shares purchased before June 1, 1995 and $371,085 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C were $2,292,841 at November 30, 1996.


     Contingent deferred sales charges paid by redeeming shareholders are paid to KIDC.

PAGE 23
--------------------------------------


(5.) Investment Management Agreement and Other Affiliated Transactions


Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee, computed and paid daily, at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the net asset value of the Fund.

     KMI has entered into an Investment Advisory Agreement with Keystone under which Keystone provides investment advisory and management services to the Fund. In return for its services, Keystone receives an annual fee equal to 85% of the management fee received by KMI.

     During the year ended November 30, 1996, the Fund paid or accrued $21,926 to Keystone for certain accounting services. The Fund paid or accrued $186,105 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

     Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

(6.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the year ended November 30, 1996, the Fund incurred total custody fees of $94,590 and received a credit of $12,939 pursuant to this expense offset arrangement, resulting in a net custody expense of $81,651. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

(7.) Fund Reorganization

On April 30, 1996 the Fund acquired the net assets of Keystone Texas Tax Free Fund in exchange for Class A, B and C Shares of the Fund pursuant to a plan of reorganization approved by the shareholders of Keystone Texas Tax Free Fund on April 30, 1996. The acquisition was accomplished by a tax-free exchange of shares of the Fund for the net assets of Keystone Texas Tax Free Fund. The net assets of Keystone Texas Tax Free Fund on that date including $81,550 of unrealized appreciation on investments, were combined with the Fund. The aggregate net assets of the Fund and Keystone Texas Tax Free Fund immediately before the acquisition were $135,184,118 and $5,119,680, respectively. The net assets of the Fund immediately after the acquisition was $140,303,798.

(8.) Subsequent Distribution to Shareholders

Distributions from net investment income of $0.043 for Class A, $0.037 for Class B and $0.037 for Class C were declared payable on January 7, 1997 to shareholders of record on December 24, 1996. These distributions are not reflected in the accompanying financial statements.

(9.) Subsequent Events

On December 11, 1996, KII and indirectly each of its subsidiaries, including Keystone, the Fund's investment adviser, were acquired (the "Acquisition") by First Union National Bank of North Carolina ("FUNB"), a wholly-owned subsidiary of First Union Corporation ("First Union").


     Consequently, the Fund entered into a new Investment Advisory and Management Agreement (the "New Advisory Agreement") with Keystone. Under the New Advisory Agreement, Keystone will provide the Fund with all the services that previously may have been provided by KMI. As a result of the Acqui-

PAGE 24
--------------------------------------
Keystone Tax Free Income Fund



sition, KMI no longer acts as the investment manager to the Fund. The annual fee paid by the Fund remains unchanged.

     In addition, the Fund has entered into a principal underwriting agreement with Evergreen Keystone Distributors, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of BISYS Group Inc. EKD replaces Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company ("KIDC")) as the Fund's principal underwriter.

     Also, in connection with the Acquisition, KIRC changed its name to Evergreen Keystone Service Company.

     It is expected that the Acquisition will not affect services provided to the Fund.

PAGE 25
--------------------------------------



INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities of Keystone Tax Free Income Fund, including the schedule of investments, as of November 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the nine-year period ended November 30, 1996 and the period from February 13, 1987 (Commencement of Operations) to November 30, 1987 for Class A Shares and for each of the years in the three-year period ended November 30, 1996 and the period from February 1, 1993 (Date of Initial Public Offering) to November 30, 1993, for Class B and Class C Shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Tax Free Income Fund as of November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.


                                KPMG Peat Marwick LLP

Boston, Massachusetts

December 27, 1996

PAGE 26
--------------------------------------

Keystone Tax Free Income Fund


FEDERAL TAX STATUS--Fiscal 1996 Distributions (Unaudited)

The per share distributions paid to you for fiscal 1996, whether taken in shares or cash, are as follows:

  Income Dividends
--------------------
     Tax-exempt
--------------------
 Class A      $0.52
 Class B      $0.44
 Class C      $0.44
=========    ======


In January 1997, complete information on the calendar year 1996 distributions was forwarded to you to assist you in completing your 1996 federal income tax return.

PAGE 27
--------------------------------------



                              Keystone's Services
                                for Shareholders






 KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

     EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

     ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

     REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

     EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

     ELECTRONIC FUNDS TRANSFER (EFT)-- Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

     CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

     EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

     RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

     Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

                                KEYSTONE AMERICA
                                 FAMILY OF FUNDS

                                   [Diamond]

                                Balanced Fund II
                            California Tax Free Fund
                      Capital Preservation and Income Fund
                              Florida Tax Free Fund
                              Fund for Total Return
                              Fund of the Americas
                            Global Opportunities Fund
                      Global Resources and Development Fund
                           Government Securities Fund
                       Hartwell Emerging Growth Fund, Inc.
                           Intermediate Term Bond Fund
                           Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                                   Omega Fund
                           Pennsylvania Tax Free Fund
                          Small Company Growth Fund II
                              Strategic Income Fund
                              Tax Free Income Fund
                                 World Bond Fund

This report was prepared primarily for the information of the fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.


[KEYSTONE INVESTMENTS LOGO]
P.O. Box 2121
Boston, Massachusetts 02106-2121

TFIF-R-1/97
7M [RECYCLE LOGO]

KEYSTONE

[Graphic of American Flag flapping in the wind]

TAX FREE
INCOME FUND

[Keystone Logo]

                                                   ANNUAL REPORT
                                                 NOVEMBER 30, 1996